Supplement dated August 24, 2015 to the Prospectus dated May 1, 2015 for the MVP VUL 10 and MVP VUL 10 LTP flexible premium variable life insurance policies issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policyholder or Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2015. The changes in this supplement are effective August 24, 2015.

The purpose of this supplement is to inform you of three new optional Riders called Scheduled Annual Renewable Term Rider, Overloan Protection 3 Rider and Benefit Distribution Rider. Also included are updated versions of the Annual Renewable Term Rider and Scheduled Increase Rider. Subject to availability, these Riders may be available to you on or after August 24, 2015. These changes do not affect the Annual Renewable Term Rider, Overloan Protection II Rider, Scheduled Increase Rider and Varying Increase Rider as described in the prospectus dated May 1, 2015.

The FEE TABLES section is amended as follows:

The following optional Riders are added to Table 2:

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
OPTIONAL RIDERS AND BENEFITS
RIDERS PROVIDING FACE AMOUNT COVERAGE:
Annual Renewable Term Rider For Policies on or after August 24, 2015

Cost of Insurance

Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk

Minimum and Maximum current charges		$0.01–$83.34 per $1,000 of Net Amount At Risk

Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[1]

Current charge during Policy Year 1 is $0.04 per $1,000 of Net Amount At Risk for a male nonsmoker who is Age 45 at Policy issue[1]

Coverage charge[2]

Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.05–$15.09 per $1,000 of Coverage Layer

Minimum and Maximum current charge		$0.01–$1.12 per $1,000 of Coverage Layer

Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.39 per $1,000 of Coverage Layer for a male non-smoker who is Age 45 at Policy issue[1]
Scheduled Increase Rider For Policies on or after August 24, 2015

Rider Coverage charge[2]

Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.01–$0.05 per $1,000 of all scheduled Coverage Layers[3]

Minimum and Maximum current charges		$0.01–$0.05 per $1,000 of all pending scheduled Coverage Layers[4]

Charge for a representative Insured

Maximum guaranteed charge during Policy Year 1 is $0.01 per $1,000 of all scheduled Coverage Layers for a male non-smoker who is Age 45 at Policy issue[1]

Current charge during Policy Year 1 is $0.01 per $1,000 of pending scheduled Coverage Layers for a male nonsmoker who is Age 45 at Policy issue[1]

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Scheduled Annual Renewable Term Rider For Policies on or after August 24, 2015

Cost of Insurance[5,6]

Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk

Minimum and Maximum current charge		$0.01–$62.40 per $1,000 of Net Amount At Risk

Charge for a representative Insured		Current charge during Policy Year 1 is $0.03 per $1,000 of Rider Face Amount for a male standard nonsmoker who is Age 45 at Policy issue[1]

Coverage charge[2,7]

Minimum and Maximum guaranteed charge		$0.09–$20.99 per $1,000 of Rider Coverage Layer

Minimum and Maximum current charges		The current Coverage charge for this Rider is $0.

Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.04 per $1,000 of Rider Coverage Layer for a male standard nonsmoker who is Age 45 at Policy issue with Death Benefit Option A1
RIDERS PROVIDING ADDITIONAL CASH VALUE PROTECTION:
Overloan Protection 3 Rider For Policies on or after August 24, 2015

Minimum and Maximum guaranteed charge	At exercise of benefit	1.12%–4.52% of Accumulated Value on date of exercise[8]

Charge for a representative Insured		Maximum guaranteed charge for a male standard nonsmoker who exercises the Rider at Age 85 is 2.97% of Accumulated Value on date of exercise[1]
RIDERS PROVIDING ADDITIONAL COVERAGE:
Benefit Distribution Rider For Policies on or after August 24, 2015

There is no current or guaranteed charge on this Rider.	Not applicable	Not applicable

[1]	Charges shown for this sample Policy may not be typical of the charges you will pay.
[2]	The Coverage charge rate is based on the Age and Risk Class of the Insured on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Coverage Layer will have a corresponding Coverage charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. Ask your life insurance producer for information regarding this charge for your Policy. The Coverage charge for your Policy will be stated in the Policy Specifications.
[3]	The Scheduled Increase Rider guaranteed charge is zero beginning year 21.
[4]	The Scheduled Increase Rider current charge is the charge rate per $1,000 times the Face Amount of pending scheduled increases.
[5]	This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.
[6]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.
[7]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 2.00%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Variable Options or the Fixed Account on a proportionate basis according to your most recent allocation instructions.
[8]	The charge to exercise the Overloan Protection 3 Rider is shown as a table in your Policy Specifications. The charge varies by the Insured’s gender, Risk Class and Age at the time the Rider is exercised. For more information on this Rider, see WITHDRAWALS, SURRENDERS AND LOANS – Overloan Protection 3 Rider.

The POLICY BENEFITS section is amended as follows:

The Total Face Amount subsection is amended to include the following:

The Total Face Amount

The Face Amount of your Policy and any Rider providing Coverage on the Insured is used to determine the Death Benefit as well as certain Policy charges, including the cost of insurance, Coverage charge and surrender charges, if available under your Policy.

Your Policy’s Face Amount is made up of one or more of the following types of available Coverage:

1.	Basic Face Amount – the Face Amount under the Policy

2.	Face Amount under SVER Term Insurance-2 Rider or SVER Term Insurance Rider – Corporate (SVER) (For Policies before August 24, 2015)

3.	Face Amount under the Annual Renewable Term Rider (ART)

4.	Face Amount under the Scheduled Annual Renewable Term Rider (S-ART) (For Policies on or after August 24, 2015)

Your Policy must have a Basic Face Amount. You may also select SVER, S-ART and ART Coverage at Policy issue, if available under your Policy. These riders are described in Optional Riders and Benefits.

Each type of Face Amount you select creates a Coverage Layer. Your Policy’s initial amount of insurance Coverage, which you select in your application, is its initial Face Amount. The Policy’s Total Face Amount is the sum of the Face Amounts of all Coverage Layers. The Coverage Layers you select in your application are effective on the Policy Date. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

If you request an increase in Face Amount, a new Coverage Layer will be created, with its own Coverage Layer Date and Policy charges.

The following is added to the Changing the Face Amount subsection:

Requesting an Increase in Face Amount (For Policies on or after August 24, 2015)

You may request an increase in the Face Amount under the Policy or ART rider. Each increase will create a new Coverage Layer.

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

•	The Insured must be Age 90 or younger at the time of the increase.

•	You must give us satisfactory evidence of insurability.

•	For individual policies, each Face Amount increase must be $25,000 or more. For multi-life policies, each Face Amount increase must be $10,000 or more.

•	Each increase in Face Amount may have an associated cost of insurance rate, Coverage charge and may have a surrender charge.

•	We reserve the right to limit Face Amount increases to one per Policy Year.

Scheduled Increases in Face Amount (For Policies on or after August 24, 2015)

There may be scheduled increases in Basic Life Coverage Face Amount and/or S-ART Face Amount, under the SIR Rider (if available). The SIR Rider is used if the policyowner requests scheduled increases to the Basic Life Coverage Face Amount, scheduled increases greater than 20% of the initial Face Amount, or scheduled increases that require financial underwriting at the time of the increase. All Scheduled Increases will be shown in the Policy Specifications. Each such increase is referred to as a Scheduled Increase. Scheduled Increases will not require medical underwriting, but may in some instances require financial underwriting.

A Scheduled Increase in Basic Life Coverage will result in a new Basic Life Coverage Layer being added to your Policy. A Scheduled Increase in S-ART Rider Coverage will increase the Face Amount of the existing S-ART Coverage Layer.

There is a Cost of Insurance Charge associated with each such Scheduled Increase of either Basic Life Coverage or S-ART Rider Coverage that has gone into effect and continues to be in effect. Such Cost of Insurance Charge is part of the Monthly Deduction for the Policy and is calculated the same as that for other Coverage Layers, subject to maximum Cost of Insurance Rates that are the same as those applicable to the initial Coverage Layer. The monthly Cost of Insurance Rates are shown in the Policy Specifications.

For each Basic Life Coverage, there is a Coverage charge associated with each Basic Life Coverage Layer that has gone into effect for a Scheduled Increase. Such Coverage charge is also part of the Monthly Deduction for the Policy. The total Coverage charge for all Scheduled Increases in Basic Life Coverage are shown in the Policy Specifications. The Coverage charge for each Scheduled Increase in Basic Life Coverage that has gone into effect does not decrease or terminate even if the associated Coverage Layer is decreased or terminated. However, if any Scheduled Increase in Basic Life Coverage does not go into effect as scheduled, the Coverage charge for the Scheduled Increase will not go into effect, and we will send you a Supplemental Schedule of Coverage to reflect the change.

There are no current Coverage charges associated with any Scheduled Increases of S-ART Coverage, however there are guaranteed Coverage charges associated with each Scheduled Increase of S-ART Coverage. The guaranteed Coverage charge for S-ART is based on the current S-ART Face Amount.

There is no increase in surrender charges associated with a Scheduled Increase of Basic Life Coverage.

Term Increases in Face Amount (Available on or after August 24, 2015)

Beginning on or after August 24, 2015, your Policy may be issued with the Scheduled Annual Renewable Term Rider (S-ART). Under this rider there may be scheduled annual renewable term insurance coverage increases in Face Amount, under the S-ART Rider. In this Rider, a scheduled increase is referred to as a Term Increase. All Term Increases will be shown in the Policy Specifications. Future Term Increases will not require future medical underwriting, but may in some instances require financial underwriting.

A Term Increase in S-ART Coverage will increase the Face Amount of the existing Coverage Layer.

There is a cost of insurance charge associated with each such Term Increase that has gone into effect and continues to be in effect. Such cost of insurance charge is part of the Monthly Deduction for the Policy and is calculated the same as that for other Coverage Layers, subject to maximum cost of insurance Rates that are the same as those applicable to the initial Coverage Layer. The monthly Cost of Insurance Rates are shown in the Policy Specifications. There is also a guaranteed Coverage charge associated with each Term Increase. The guaranteed Coverage charge is based on the current S-ART Face Amount.

The following is amended in the Changing the Face Amount subsection:

Other Increases in Face Amount

The Policy’s Face Amount may increase under the Policy, the SVER Rider, the S-ART Rider or the ART Rider when you request a change in Death Benefit Option. In this case, we will increase the Face Amount of the most recently issued Coverage Layer. If there are Basic, SVER, S-ART and ART Coverage Layers with the same Coverage Layer Date, we will increase the ART first, then the S-ART, then the SVER, and finally the Basic Face Amount.

Processing of Decreases

Decreasing the Total Face Amount, whether as a result of your request or as a result of a withdrawal or change in Death Benefit Option, will reduce the Face Amount of the Coverage Layers.

We will apply any decrease in the Face Amount to eligible Coverage Layers to the most recent eligible increases you made to the Face Amount first and then to the Initial Face Amount.

For Policies issued before August 24, 2015, if more than one Coverage Layer has the same Coverage Layer Date, we will first reduce the Face Amount of any ART Coverage Layer first, then any SVER Coverage Layer, and then the Basic Face Amount of any Policy Coverage Layer.

For Policies on or after August 24, 2015, if more than one Coverage Layer has the same Coverage Layer Date, we will first reduce the Face Amount of any S-ART Rider Coverage Layer first, then any ART Rider Coverage Layer, then any SVER Coverage Layer and then the Basic Face Amount of any Policy Coverage Layer.

The following is added to the Optional Riders and Benefits subsection:

Riders that provide Face Amount Coverage on the Insured (terms for these Riders are described below):

Scheduled Annual Renewable Term Rider (For Policies on or after August 24, 2015)

Provides for scheduled increases in term insurance on the Insured generally without the requirement of future medical underwriting and renews annually until the Policy terminates.

Riders that provide additional cash value protection (terms for these Riders are described below):

Overloan Protection 3 Rider (For Policies on or after August 24, 2015)

After meeting certain conditions, exercising this Rider guarantees the Policy will not lapse.

Riders that provide additional Coverage to you or your family:

Benefit Distribution Rider (For Policies on or after August 24, 2015)

Allows all or a portion of the policy’s Death Benefit Proceeds to be paid as a series of periodic payments.

•	Annual Renewable Term Rider (ART) (For Policies on or after August 24, 2015)

Provides term insurance on the Insured and renews annually until the Policy terminates. The Rider is available for Insureds Age 90 or younger at the time of Rider issue. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly Coverage charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

This rider has a Coverage charge that varies by Coverage year. The guaranteed Coverage charges will be shown on the Policy Specifications. Our current Coverage charge for the Rider is lower than the guaranteed charge.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and Coverage charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may limit increases of Rider Face Amount to one per Policy year. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. A decrease in this Rider’s Face Amount will not decrease its Coverage charge. If the Face Amount of this Rider is decreased, then the most recently added Coverage Layer will be decreased or eliminated first. If there are Coverage Layers with the same effective date, we will decrease or eliminate the Face Amount of any S-ART Rider, then the Face Amount of this Rider, then the Face Amount of any SVER Rider, and then the Basic Face Amount of any Policy Coverage Layer.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

•	Scheduled Increase Rider (SIR) (For Policies on or after August 24, 2015)

The SIR Rider is an optional Rider you may purchase at Policy Issue. It provides for increases of Basic Face Amount and/or S-ART Face Amount.

SIR Rider:

•	Is not available to MVP VUL 10 LTP, and is not available to Policies using either SVER Term Insurance-2 Rider, or SVER Term Insurance Rider-Corporate

•	You are not required to select the S-ART Rider in order to purchase the SIR Rider.

•	Is available to the Insured between Policy issue Ages 20-65

•	Increases can be in Policy Years 2-11 and may be in Basic Face Amount, S-ART Face Amount or a combination of both

•	Annual increases must be of equal Face Amount

•	Scheduled increases cannot begin until Policy Year 2 and may be scheduled annually, every two years or every three years; The maximum annual increase is limited to 50% of initial Face Amount

•	Maximum cumulative increases are limited to 400% of the initial Face Amount

•	If the Policy has scheduled increases provided by the SIR Rider, the Maximum Total Face Amount is $25,000,000

•	Annual increases must be the greater of 1% of the initial Face Amount or $10,000

•	Policies must be fully underwritten in order to qualify for this rider

•	Scheduled Increases are medically underwritten at Policy issue

Scheduled Increases in Basic Life Coverage and/or S-ART Rider Coverage under the SIR Rider

For Increases in Basic Life Coverage under the SIR Rider:

•	Each increase in Basic Face Amount will create a new Coverage Layer

•	Each Coverage Layer will have its own cost of insurance charge and Coverage charge

•	Each Coverage Layer will not have an associated surrender charge.

•	Each Coverage Layer and its guaranteed charges are shown in your Policy Specifications at issue.

For Increases of S-ART Rider Coverage under the SIR Rider:

•	Each increase will increase the existing Face Amount for the initial S-ART Rider Coverage Layer issued under the Policy.

•	Scheduled Increases in S-ART Coverage will increase the cost of insurance charges under the contract.

•	Scheduled Increases in S-ART Coverage will increase the guaranteed coverage charges. This will be shown in your Policy Specifications at issue.

Increases under the SIR Rider may be subject to financial underwriting at issue or at the time of the increase. Any required evidence of financial insurability must be provided at least 15 days before the Scheduled Increase is to take effect. If you fail to provide the required evidence or if we determine that the evidence you provided does not meet our financial underwriting standards, the increase will not take effect. If we do not approve an increase that requires evidence or if we approve an increase for an amount less than the full amount of the Scheduled Increase, any future Scheduled Increases will not be forfeited.

The SIR Rider schedule of increases may not be changed after Policy Issue. You may decline any scheduled increase at the time it is to take effect. If you decline any increase, all future scheduled increases are forfeited. If you Decrease any Policy Face Amount Coverage, all future SIR Rider scheduled increases are forfeited.

•	Scheduled Annual Renewable Term Rider (S-ART) (For Policies on or after August 24, 2015)

The S-ART Rider provides for scheduled annual renewable term insurance Coverage in Face Amount without future medical underwriting. In this Rider, a scheduled increase is referred to as a Term Increase, and is scheduled for a particular Policy Anniversary, as shown in the Policy Specifications. The Face Amount contributes to the Total Face Amount, and consequently to the Death Benefit, of the Policy.

A Term Increase is a future increase in the Face Amount of this rider. Each Term Increase will increase the Face Amount of the Rider Coverage Layer. Once a Term Increase goes into effect, it becomes part of the Rider Face Amount.

This Rider provides no term insurance at the time of policy issue. If you wish to have term insurance coverage at the time of policy issue, you must purchase another rider such as the Annual Renewable Term Rider (ART).

The guaranteed monthly cost of insurance rates will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

This Rider has a Coverage charge that varies by Coverage year and Rider Face Amount. Any increase or decrease in the Rider’s Face Amount will impact the Coverage charge. The guaranteed monthly Coverage charges will be shown in the Policy Specifications. We currently do not impose the Coverage charge for this Rider.

This Rider also has a Rider Charge that will be shown in your Policy Specifications.

The Rider is available subject to the following:

•	The maximum Term Increase at attained ages 0-79 is 20% of the Total Face Amount before the increase.

•	The maximum Term Increase at attained ages 80-94 is 5% of the Total Face Amount before the increase.

•	Increases will not be scheduled beyond attained age 94.

•	Each increase is an increase to the Coverage Layer at issue, and does not create a new Coverage Layer.

•	The cost of insurance charges will increase as a result of the increase in the Policy’s Net Amount At Risk.

You may request an increase or decrease in the schedule of future Term Increases by providing a written request. Any increase to the Face Amount of the Term Increases may be subject to evidence of insurability and is subject to our approval. If you reject a Term Increase that has been approved, all future Term Increases may be forfeited. For any change in Term Increases, we will send you a Supplemental Schedule of Coverage to reflect the change.

This Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

•	Your written request

•	The date the Rider or the Policy ceases to be In Force

•	The death of the Insured.

If the Policy is reinstated, any Term Increases that would have occurred during the time the Policy was lapsed will be forfeited. Term Increases that are scheduled to occur after the reinstatement of the policy and rider will be handled as if the Policy had never lapsed.

This Rider is independent of the Annual Renewable Term Rider (ART) and may be included on a policy with or without the ART Rider.

This Rider differs from the ART rider in the following ways:

•	You may schedule Increases in Face Amount with this Rider

•	Increases in Face Amount for this Rider do not require additional medical underwriting after issue unless there is a requested change in the amount of scheduled increases

•	Increases in Face Amount for this Rider may only occur on policy anniversaries

•	COI rates and charges for this Rider currently differ from the COI rates and charges for the ART Rider

•	Overloan Protection 3 Rider (For Policies on or after August 24, 2015)

The Rider guarantees that your Policy will not lapse if the Policy Debt is greater than the Policy’s Accumulated Value, resulting in it being overloaned. On or after the earliest exercise effective date, if all Rider Exercise Requirements have been met you may exercise the Rider by submitting a Written Request.

The Rider After Policy Issue

The Rider cannot be exercised during the first 15 Policy Years or before the Insured is Age 75. There is no charge for this Rider unless you exercise it. Please see Rider Termination below for termination conditions of the Rider before and after exercise. You may not pay premiums or take withdrawals from your Policy after exercise of the Rider. The Rider may not be exercised after the Policy has entered the grace period.

Rider Exercise Requirements

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise the Rider and all exercise requirements have been met. The earliest exercise effective date is shown in the Policy Specifications. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

•	The Death Benefit Option is Option A. If your policy does not meet this prerequisite, you must change your Death Benefit Option to Death Benefit Option A, by Written Request, prior to Rider exercise. Changes to your Death Benefit Option take effect on the Monthly Payment Date next following your Written Request. Such changes will modify your Total Face Amount and, as a result, this Rider may impact your ability to meet all the exercise conditions described below.

•	There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

•	The Policy Debt is greater than the Total Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

•	There are no projected forced distributions of Accumulated Value for any Policy Year.

•	The Guideline Premium Limit for the Policy will remain greater than zero at all times prior to Insured’s Age 100.

•	The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

•	Other than this Rider and any term insurance rider on the Insured that contributes to the Total Face Amount of the policy, any Riders in effect with regularly scheduled charges will be terminated. Additionally, any accelerated death benefit rider will terminate upon exercise of this Rider. Any increases in Face Amount that are scheduled to take effect after exercise of the Rider will be cancelled. The policy must not be in the grace period.

Contact us if you have any questions about your eligibility to exercise this Rider.

On the exercise effective date, we:

1.	Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations then in effect.

2.	Upon each Index Account Segment’s Maturity, reallocate the Segment Maturity Value into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations then in effect.

3.	Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. The charge ranges from 1.12% to 4.52% of the Policy’s Accumulated Value, and is based on the Insured’s gender, Risk Class and Age as applicable at the time the Rider is exercised. If you never exercise the Rider, there is no charge for it. After you exercise the Rider, and while it continues in effect, the Policy’s lowest Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

An example

For a male standard nonsmoker, Age 85 when the Rider is exercised, the charge will be 2.97% of the Policy’s Accumulated Value on the exercise effective date. If the Policy’s Accumulated Value is $25,000, the charge deducted from the Accumulated Value on the exercise effective date is $742.50. ($25,000 ×2.97% = $742.50).

The Rider After Exercise

After the exercise effective date and as long as the Rider stays in effect, the Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges, even if the insufficiency is caused by overloan.

After the Rider is exercised, the Policy’s Minimum Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt. Calculation of the Death Benefit, Minimum Death Benefit and Death Benefit Proceeds is described in THE DEATH BENEFIT.

Rider Termination

This Rider will terminate on the earliest of the following events:

•	The Policy terminates;

•	You make a Written Request to terminate the Rider; or

•	If, after the exercise effective date:

•	any premium is paid

•	any withdrawal is taken

•	any loan repayment is made, other than for loan interest due

•	any Policy benefit is changed or added at your request

•	any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

You should be aware that the tax consequences of this Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when this Rider is exercised. You should consult a tax adviser as to the tax risks associated with this Rider.

•	Benefit Distribution Rider (BDR) (For Policies on or after August 24, 2015)

This Rider provides that all or a portion of the Policy’s Death Benefit Proceeds will be paid as a series of periodic payments. There is no separate charge included in the Monthly Deduction for this Rider. At the time of application, the policyowner must elect the following:

•	The Periodic Payment Percentage – an amount between 50 and 100% of the Death Benefit Proceeds that will be paid under the Rider

•	The BDR Duration: This is the number of years (between 5 and 30) that the payments will be made

•	The BDR Frequency: This is either annual payments or monthly payments.

Certain riders attached to your Policy may restrict your ability to request unscheduled increases in Coverage Layers and therefore restrict any changes to the Benefit Distribution Elections.

The amount of the Death Benefit Proceeds payable under the BDR is the Benefit Distribution Amount, and is calculated by multiplying the Death Benefit Proceeds by the Periodic Payment Percentage. Any amount of the Death Benefit Proceeds not paid under the BDR is paid as described by your policy, either as a lump sum or under one of the other available income options. Death Benefit Proceeds are paid based on your BDR elections and the beneficiary of the policy will not be able to change those terms, even upon the death of the Insured.

Each periodic payment is determined by multiplying the Benefit Distribution Amount by the Benefit Distribution Factor. We determine the Benefit Distribution Factor based upon the BDR Duration, the BDR Frequency, and a 2% interest rate as shown in your Policy Specifications.

In accordance with IRS rules and regulations, a portion of each such periodic payment is reportable as interest income that may be taxable. We will annually report this interest income to the beneficiary and the IRS as required.

Periodic Payment Example

For a Policy that insures a male standard nonsmoker, Death Benefit Option A, Age 45 at Policy issue, with a Policy Face Amount of $100,000

Death Benefit Periodic Payment Percentage = 75%

Duration of Periodic Payments (Years) = 10

Frequency of Periodic Payments = Annual

Benefit Distribution Factor = 0.109323914

Death Benefit at time of death = $100,000

Policy Debt at time of death = $0

The lump sum Death Benefit payment will be $25,000. ((100% - 25%) × 100,000). If the death occurred on a policy monthiversary date and periodic payments began the following month, each periodic payment will be $8,199.30. (75% × 100,000 × 0.109323914). The amount of each periodic payment treated as taxable income is $699.30. (8,199.30 – (100,000 × 75% / 10).

This Rider has no charge against the policy’s Accumulated Value. On a non-guaranteed basis, we may reduce the cost of insurance charges under the Policy for policies that have the Benefit Distribution Rider. However, the 2% interest rate used in the calculation of the payment is fixed and will not change, and may be lower than the interest rate that could be used to calculate similar payments under one of our other options available at the time of a death claim. You should contact us or your life insurance producer for more detailed information on other available income options.

Reduction to Cost of Insurance with BDR

For a Policy that insures a male standard nonsmoker, Age 45 at Policy issue, with a Policy Face Amount of $100,000

Death Benefit Periodic Payment Percentage = 75%

Duration of Periodic Payments (Years) = 10

Frequency of Periodic Payments = Annual

Below is an example of the reduction to cost of insurance charges during the first 5 policy years for a Policy with the Benefit Distribution Rider.

	Current Reduction to Cost of Insurance			Guaranteed Reduction to Cost of Insurance
Policy Year	Current Cost of Insurance Without BDR	Current Cost of Insurance With BDR	Reduction to Cost of Insurance With BDR	Current Cost of Insurance Without BDR	Current Cost of Insurance With BDR	Reduction to Cost of Insurance With BDR
1	$50.65	$47.22	$3.43	$50.65	$50.65	$0
2	$72.37	$67.19	$5.18	$72.37	$72.37	$0
3	$92.18	$85.37	$6.81	$92.18	$92.18	$0
4	$109.31	$100.95	$8.36	$109.31	$109.31	$0
5	$125.99	$116.06	$9.95	$125.99	$125.99	$0

Periodic payments will be determined as of the date of death. They become payable within 31 days following the Insured’s date of death and will be paid on the monthly or annual basis for the number of years in the BDR Duration. We will pay penalty interest on any periodic payment not paid when due at a rate not less than required by applicable law.

The WITHDRAWALS, SURRENDERS AND LOANS section is amended as follows:

The following Overloan Protection 3 subsection is added:

Overloan Protection 3 Rider

Subject to availability in your state, your Policy will have an Overloan Protection 3 Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see THE DEATH BENEFIT – Optional Riders and Benefits.

Form No. 15-43146-00